Exhibit 4.1

Manchester United plc INCORPORATED UNDER THE COMPANIES LAW (2011 REVISION) OF THE CAYMAN ISLANDS transferable on the books of the Company in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (Brooklyn, NY) TRANSFER AGENT AND REGISTRAR BY AUTHORISED SIGNATURE SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT MU IS THE RECORD HOLDER OF DATED: Chief Executive Officer Executive Vice Chairman Manchester United plc FULLY PAID AND NON-ASSESABLE SHARES OF CLASS A ORDINARY SHARES, $0.0005 PAR VALUE PER SHARE, OF SPECIMEN

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: Additional abbreviations may also be used though not in the above list. TEN COM TEN ENT JT TEN - - - For Value received hereby sell, assign and transfer unto PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE Of the Class A Ordinary Shares represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises Dated Signature(s) Guaranteed: By THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. NOTICE: X X PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE UNIF GIFT MIN ACT as tenants in common as tenants by the entireties as joint tenants with right of Survivorship and not as tenants in common Custodian Under Uniform Gifts to Minors Act (Cust) (State) (Minor) Manchester United plc